EX-99.9(b)
                               CONSENT OF COUNSEL

      I hereby consent to the reference to my name under the heading "Legal Matters" in the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for The Guardian Separate Account F and to the filing of this consent as an exhibit thereto.


                                    By /s/ Richard T. Potter, Jr.
                                      ----------------------------------
                                           Richard T. Potter, Jr.
                                      Vice President and Equity Counsel


New York, New York
September 6, 2000